UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 1, 2004

A.D.A.M., Inc.

(Exact name of registrant as specified in its charter)

Georgia	000-26962	58-1878070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 RiverEdge Parkway, Suite 100, Atlanta, Georgia		30328
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (770) 980-0888

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01                                       Changes in Registrant’s Certifying Accountant.

On December 1, 2004, A.D.A.M., Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, and on the same date authorized the engagement of Tauber & Balser P.C. as its independent accountants for the fiscal year ending December 31, 2004.  Each of these actions was approved by the Audit Committee of the Company.

The reports of PricewaterhouseCoopers LLP on the Company’s financial statements as of and for the years ended December 31, 2003 and 2002 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2003 and 2002 and through December 1, 2004, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the years ended December 31, 2003 and 2002 and through December 1, 2004, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of PricewaterhouseCoopers LLP’s letter to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Form 8-K.

Prior to the engagement of Tauber & Balser P.C., neither the Company nor any of its representatives sought the advice of Tauber & Balser P.C. regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company’s financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

ITEM 9.01                                       Financial Statements and Exhibits.

(c)                                  Exhibits.  The following exhibit is filed with this report:

Exhibit No.	Description

16.1	Letter regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.D.A.M., INC.

By:	/s/ Kevin S. Noland
Kevin S. Noland
President and Chief Operating Officer (acting principal financial and accounting officer)

Dated:  December 6, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter regarding change in certifying accountant.